Hotchkis and Wiley Funds Diversified Value Fund	Class I – HWCIX Class A – HWCAX Class C – HWCCX	Summary Prospectus August 29, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information, annual report to shareholders and semi-annual report to shareholders, online at www.hwcm.com/literature. You can also get this information at no cost by calling 1-866-HW-Funds (1-866-493-8637) or by sending an email request to prospectus@hwcm.com. The Fund’s prospectus is also available from financial intermediaries who are authorized to sell Fund shares.  The Fund’s prospectus and Statement of Additional Information, both dated August 29, 2011, along with the financial statements included in the Fund’s most recent annual report to shareholders dated June 30, 2011, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective.  The Fund seeks capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in certain Hotchkis and Wiley Funds. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C and Class R Shares” beginning on page 32 of the Funds' Prospectus and “Purchase of Shares” beginning on page 37 of the Funds’ Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25	1.00
Other Expenses	0.37	0.37	0.37
Total Annual Fund Operating Expenses	1.12	1.37	2.12
Fee Waiver and/or Expense Reimbursement	-0.17	-0.17	-0.17
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(a)	0.95	1.20	1.95

(a)
Hotchkis and Wiley Capital Management, LLC (the “Advisor”) has contractually agreed to waive management fees and/or reimburse expenses through October 31, 2012 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits:  Class I – 0.95%, Class A - 1.20%, Class C - 1.95%. Thereafter, the Advisor may change or eliminate the expense limits only upon 30 days’ prior notice to the Fund’s shareholders.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except for the fee waiver/expense reimbursement in effect for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$339	$600	$1,348
Class A	$641	$920	$1,220	$2,071
Class C	$298	$648	$1,123	$2,247

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$339	$600	$1,348
Class A	$641	$920	$1,220	$2,071
Class C	$198	$648	$1,123	$2,247

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategy.  The Fund normally invests in large capitalization U.S. companies with stocks that are considered by the Advisor to be undervalued. The Advisor currently considers large cap companies to be those with market capitalizations like those found in the Russell 1000® Index, although the Advisor will generally not purchase stock in a company with a market capitalization of less than $3 billion. The market capitalization range of the Index changes constantly, but as of June 30, 2011, the range was from $1.4 billion to $400.9 billion.  Market capitalization is measured at time of initial purchase.  The Fund may also invest in foreign (non-U.S) securities.

The Fund seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market.  The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.  With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate's specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the

Fund. Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are described in this section.

Market Risk.  Market risk is the risk that the market price of securities owned by the Funds may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid cap companies.

The Fund may also invest in the securities of mid cap companies. Investment in mid cap companies may involve more risk than investing in larger, more established companies. Mid cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, a Fund’s investment in a mid cap company may lose substantial value.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s applicable benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmark.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Recent Developments in Global Credit and Equity Markets Risks.  Global capital markets have recently experienced credit and valuation problems and the mass liquidation of investment portfolios.  These conditions have generated extreme volatility and illiquidity.  This financial crisis may cause a significant decline in the value and liquidity of many securities.

Current market conditions may continue or worsen.  Because of the expansive scope of these conditions, past investment strategies and models may not be able to identify all significant risks that the Fund may encounter, or to predict the duration of these events.

Who should invest?
The Fund may be an appropriate investment if you:
•	Are seeking capital appreciation and can withstand the share price volatility of equity investing.
•	Are seeking a diversified portfolio of equity securities to include stocks with market capitalizations like those found in the Russell 1000® Index.
•	Want a professionally managed and diversified portfolio.
•	Are willing to accept the risk that the value of your investment may decline substantially or for significant periods of time in order to seek capital appreciation.
•	Are not looking for current income.
•	Are prepared to receive taxable dividends.
•	Have a long-term view in excess of three to five years.
•	Are considering this investment as part of a well diversified personal investment portfolio and strategy.

Performance
The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class I shares.  However, the Fund’s Class A and Class C shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.  The table shows how the Fund’s average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance and indices that reflect the market sectors in which the Fund invests.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception date for the Fund’s Class I, Class A and Class C shares is August 30, 2004.

Hotchkis and Wiley Diversified Fund / Summary Prospectus / August 29, 2011

Calendar Year Total Returns as of December 31

During the period shown in the bar chart, the highest return for a calendar quarter was 24.68% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -22.50% (quarter ended December 31, 2008). The year-to-date return as of June 30, 2011 was 3.52%.

Average Annual Total Returns
(for the periods ended December 31, 2010)
	1 Year	5 Years	Since Inception (8/30/04)
Diversified Value Fund
Return Before Taxes – Class I	19.50%	-1.92%	2.66%
Return After Taxes on Distributions – Class I	19.31	-2.52	2.14
Return After Taxes on Distributions and Sale of Fund Shares – Class I	12.92	-1.69	2.23
Return Before Taxes – Class A	12.78	-3.23	1.53
Return Before Taxes – Class C	17.23	-2.85	1.67
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06	2.29	4.27
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	16.10	2.59	4.84
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.51	1.28	4.06

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

Management
Investment Advisor.  Hotchkis and Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
George H. Davis Jr.	CEO and Portfolio Manager	2004
Sheldon Lieberman	Portfolio Manager	2004
Patricia McKenna	Portfolio Manager	2004
Judd Peters	Portfolio Manager	2004
Scott McBride	Portfolio Manager	2004

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Hotchkis and Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $1 million.  For Class A and C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum subsequent investment in the Fund for all share classes is generally $100.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Hotchkis and Wiley Diversified Value Fund / Summary Prospectus / August 29, 2011